                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

-------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

   Date of Report: January 25, 1999

                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


     Delaware                         1-12898                   38-2011419
     --------                         -------                   ----------
   (State or other                 (Commission              (I.R.S. Employer
   jurisdiction                    File Number)             Identification No.)
   of incorporation)              Formerly 96868


  27555 Farmington Road
  Farmington Hills, Michigan                                     48334-3357
  --------------------------                                     ----------
  (Address of principal                                           (zip code)
     executive offices)


Registrant's telephone number, including area code (248) 488-7000


Total Pages:  6




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Item 5.   Other Events

          Not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits
          ---------------------------------------------------------

          See the Report to the Trustee and the Report to the Certificate

holders for the month of January 1999 attached hereto as Exhibit A and

Exhibit B, respectively.

                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934,

the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Source One Mortgage Services Corporation
(Registrant)


Date: January 25, 1999                  By: /s/ John Cleary
                                            -------------------------------
                                            John Cleary
                                            Senior Vice President




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                             SERVICER'S CERTIFICATE
                               January      1999
                               (month)     (year)

                 Mortgage Pass-Through Certificates, Series A,
                           11 1/2% Pass-Through Rate

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1985 (the "Agreement") between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee ( the "Trustee"), governing the Certificates referred to above, the company hereby certifies to the Trustee:

(a) As the close of business on the Business Day next preceding the Determination Date for this month:

       (1)    The Maximum Payment Amount is:                   $ 1,081,906.00
                                                                -------------

       (2)    Aggregate Payments to date are:                  $      -0-
                                                               --------------

       (3)    Net recoveries to date are:                      $      -0-
                                                               --------------

       (4)    The Amount Available for this month is:          $ 1,081,906.00
                                                               --------------

       (5)    The Delinquency Amount for this month is:        $      -0-
                                                               --------------

       (6)    The Repurchase Amount for this month is:         $      -0-
                                                               --------------

       (7)    The amount to be distributed to Certificate
              holders in this month from funds available
              in the Certificate Account pending
              distribution or withdrawal in future
              months is:                                       $   143,037.06
                                                               --------------

       (8)    The Amount of Payment for this month is:         $      -0-
                                                               --------------

       (9)    Estimated Net Recoveries for month are:          $      -0-
                                                               --------------

      (10)    The Amount of Additional Payments for this
              month is:                                        $      -0-
                                                               --------------

      (11)    The amount of (8) above allocable to (5)
              above is:                                        $      -0-
                                                               --------------

      (12)    The amount of (8) above allocable to (6)
              above is:                                        $      -0-
                                                               --------------


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(13)   The amount to be distributed on the
       Distribution Date for this month per
       Single Certificate is:

                                        Principal:      $     39.7061
                                                        -------------

                                        Interest:       $      3.5336
                                                        -------------

                                        Total:          $     43.2397
                                                        -------------


(b) The Loans to be repurchased by and transferred to the Company during this month in accordance with the Agreement, the repurchase prices for which Loans constitute the amount specified in Paragraph (a) (11) above, are identified in Exhibit B to the Agreement as Loan numbers -0- .
                                                              -----

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.


                                      Source One Mortgage Services Corporation, as Servicing Agent


                                        By: /s/ John Cleary
                                           -------------------------------
                                           John Cleary
                                           Senior Vice President


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                         Report to Certificate Holders

                               January      1999
                               (month)      (year)

                    Source One Mortgage Services Corporation
                  Mortgage Pass-Through Certificates, Series A
                           11 1/2% Pass-Through Rate

The Certificates referred to above (the "Certificates") evidence fractional undivided interests in a trust (the "Trust") whose property consists of a pool (the "Pool") of conventional one-family mortgage loans and cooperative apartment loans (collectively, the "Loans"). The Pooling and Servicing Agreement, dated as of May 1, 1985 (the "Agreement", between Source One Mortgage Services Corporation (the "Company") and National Bank of Detroit, as trustee (the "Trustee"), requires that the Company forward to each Certificate holder a monthly report setting forth certain information with respect to the Pool and the Certificates. For the purpose of this report, the following terms shall have the following definitions:

"Single Certificate" means a Certificate representing an undivided 1/3308 th interest in the Pool.

"Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the city and state where the office of the Trustee is located and authorized or obligated by law or executive order to be closed.

"Distribution Date" means the 25th day of any month beginning May 1985; if such 25th day is not a Business Day, the Business Day immediately following.

"Determination Date" means the third Business Day next preceding the Distribution Date for this month:

As of the close of business on the Business Day next preceding the Determination Date for this month:

(1) The amount of this month's distribution
    on a per Single Certificate basis
    allocable to scheduled repayments
    (not including prepayments) of
    principal of the Loans in the Pool is:                 $       3.8597
                                                           --------------

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(2) The amount of this month's distribution on
    a per-Single Certificate basis allocable
    to prepayments (not including scheduled
    repayments) of principal of the Loans
    in the Pools is:                                       $      35.8464
                                                           --------------

(3) The amount of this month's distribution on
    a per-Single Certificate basis allocable
    to payments of interest on the Loans
    in the Pool is:                                        $       3.5336
                                                           --------------
(4) The amount of servicing compensation
    received by the Company during the
    current month is:                                      $     1,723.47
                                                           --------------
(5) The aggregate outstanding principal
    amount of the Loans in the Pool net
    on the current distribution is:                        $ 1,088,393.18
                                                           --------------
(6) The number and aggregate principal
    balances of the Loans in the Pool
    delinquent one month are:                               1  loans with a
                                                           ---
                                                           principal balance
                                                           of    23,717.53
                                                                 ---------

(7) The number and aggregate principal
    balances of the Loans in the Pool                      -0- loan with a
    delinquent two or more months                              -----------
    are:                                                   principal balance
                                                           of    -0-
                                                                 ----

(8) The book value of any collateral acquired
    by the Pool through foreclosure or otherwise is:            -0-
                                                           -------------

(9) The current ratio of the amount available in
    the Trust for payments to Certificate holders
    (after adjustment to reflect amounts to be
    distributed this month) to the aggregate
    principal balance of the loans in the Pool
    net of this distribution is:                                 99 to 1
                                                           -------------

(10)The Company should give any other customary information as the Company deems necessary of desirable to enable Certificate Holders to prepare their tax returns.

SOURCE ONE MORTGAGE SERVICES CORPORATION as Servicing Agent

                       By:  /s/ John Cleary
                            ----------------------------
                            John Cleary
                            Senior Vice President